CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Trintiy3 Corporation, (the "Company") on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Steven D. Hargreaves, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 14, 2004                   /s/  Steven D. Hargreaves
                                        ----------------------------------------
                                        By:  Steven D. Hargreaves
                                        Its:  Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Trinity3 Corporation and will be retained by Trinity3 Corporation and furnished to the Securities and Exchange Commission or its staff upon request.